UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

PENGUIN SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-38102

Delaware	36-5142687
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

45800 Northport Loop West Fremont, CA	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.03 par value per share	PENG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Penguin Solutions, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2026 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K.

Except as set forth herein, this Amendment does not amend, modify, or update the disclosure contained in the Initial Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 31, 2026, the Company’s Board of Directors (the “Board”) appointed Aaron Johnson as the Company’s interim Chief Financial Officer (“interim CFO”) and principal financial and accounting officer, effective July 9, 2026.

On June 25, 2026, the Compensation Committee of the Board (the “Compensation Committee”) approved the following compensatory arrangements for Mr. Johnson in connection with his service as interim CFO:

Interim CFO Stipend. The Compensation Committee approved a monthly stipend of $10,000, prorated based on actual time served in the interim CFO role, commencing on the first day of Mr. Johnson’s active service as interim CFO and ending on the final day of his active service in such role. The stipend is excluded from annual incentive plan calculations.

Retention Equity Grant. The Compensation Committee approved a grant of 5,153 time-based restricted stock units (“RSUs”) under the Company’s Amended and Restated 2017 Stock Incentive Plan (the “2017 Plan”). The RSUs will vest as to 25% on July 20, 2027, with the remainder vesting in 12 equal quarterly installments thereafter, subject to Mr. Johnson’s continued service through each applicable vesting date. The RSUs are subject to the terms and conditions of the 2017 Plan and the applicable award agreement.

There are no other new compensatory arrangements with Mr. Johnson in connection with his appointment as interim CFO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2026	Penguin Solutions, Inc.

	By:	/s/ Anne Kuykendall
Anne Kuykendall
Senior Vice President and Chief Legal Officer